SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        December 18, 2003
                                                  ------------------------------


                                  Advanta Corp.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-14120                23-1462070
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(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)           Identification No.)


         Welsh & McKean Roads,
P.O. Box 844, Spring House, Pennsylvania                              19477
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code   (215) 657-4000
                                                    ----------------------------


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         (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     99.1 Press Release issued December 18, 2003 regarding earnings and other financial guidance for the 2004 fiscal year.

Item 12. Results of Operations and Financial Condition


The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended.

On December 18, 2003, Advanta Corp. (the "Company") issued a press release describing its earnings and other financial guidance for the 2004 fiscal year. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 18, 2003 at 9:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated December 8, 2003. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.vcall.com. Replays of the call are available on the Vcall site for 30 days from the date of the call.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Advanta Corp.
                                             -------------
                                             (Registrant)


Date: December 18, 2003
                                             By: /s/ Elizabeth H. Mai
                                                 --------------------
                                                 Elizabeth H. Mai
                                                 Senior Vice President,
                                                 Secretary and General Counsel

                                  EXHIBIT INDEX
                                  -------------


Exhibit           Description                                 Method of Filing
-------           -----------                                 ----------------


99.1              Press release issued December 18, 2003      Filed herewith
                  regarding its earnings and other financial guidance for 2004 fiscal year